EXHIBIT 99.2

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2006
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.9%	44.9%	43.4%		45.8%
EWP Sales	15.0%	15.6%	16.2%		15.6%
General Line Sales	36.1%	39.5%	40.4%		38.6%
Total Sales (millions)	$762	$833	$757		$2,351
Depreciation & Amortization (000)	$2,348	$2,404	$2,366		$7,118
Capital Spending (000)	$2,206	$2,065	$1,992		$6,263

Wood Products
LVL Sales Volume (CCF)	35,429	31,588	31,847		98,864
I-joist Sales Volume (MELF)	59,311	63,395	56,943		179,649
Plywood Sales Volume (MSF 3/8”)	409,792	428,436	415,188		1,253,416
Segment Plywood Sales Volume (MSF 3/8”)	314,821	332,275	316,433		963,529
Veneer Sales Volume (MSF 3/8”)	181,792	193,276	178,063		553,131
Segment Veneer Net Sales Volume (MSF 3/8”)	20,886	13,376	11,234		45,496
Lumber Sales Volume (MBF) ^	73,899	76,576	69,018		219,493
Particleboard Sales Volume (MSF 3/4”)	37,526	43,557	44,864		125,947
LVL Mill Net Sales Price ($/CCF)	$1,902	$1,916	$1,860		$1,893
I-joist Mill Net Sales Price ($/MELF)	$1,097	$1,107	$1,109		$1,104
Plywood Net Sales Price ($/MSF 3/8”)	$301	$288	$277		$288
Segment Plywood Net Sales Price ($/MSF 3/8”)	$278	$264	$248		$263
Lumber Net Sales Price ($/MBF)	$509	$498	$462		$489
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$272	$322	$399		$334
Depreciation & Amortization (000)	$6,317	$6,670	$7,065		$20,052
Capital Spending (000)	$9,164	$6,233	$7,273		$22,670

Paper
Commodity UFS Volume (short tons)	268,699	261,273	237,620		767,592
Specialty & Premium UFS Volume (short tons)	124,471	124,682	124,901		374,054
Market Pulp Volume (short tons)	35,103	31,851	20,193		87,147
Medium Volume (short tons)	33,177	33,698	35,259		102,134
Commodity UFS Mill Net Sales Price ($/short ton)	$697	$753	$807		$750
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$855	$865	$887		$869
Market Pulp Mill Net Sales Price ($/short ton)	$386	$420	$477		$419
Medium Mill Net Sales Price ($/short ton)	$343	$388	$418		$384
Depreciation & Amortization (000)	$14,617	$15,453	$15,711		$45,781
Capital Spending (000)	$17,439	$20,446	$20,060		$57,945

Packaging & Newsprint
Linerboard Sales Volume (short tons)	130,324	139,046	144,777		414,147
Segment Linerboard Sales Volume (short tons)*	75,856	62,050	65,145		203,051
Corrugated Containers and Sheets Sales Volume (mmsf)	1,504	1,755	1,705		4,964
Newsprint Sales Volume (short tons)	100,595	97,243	108,689		306,527
Linerboard Mill Net Sales Price ($/short ton)	$332	$377	$403		$372
Segment Linerboard Mill Net Sales Price ($/short ton)*	$318	$354	$383		$350
Corrugated Containers and Sheets Net Sales Price ($/msf)	$47	$49	$52		$50
Newsprint Mill Net Sales Price ($/short ton)	$529	$546	$533		$536
Depreciation & Amortization (000)	$12,072	$12,685	$12,770		$37,527
Capital Spending (000)	$7,047	$5,116	$3,812		$15,975

Total Company
EBITDA (000)**	$67,506	$99,871	$102,319		$269,696
Net Debt (000)**	$1,319,854	$1,265,081	$1,199,024		$1,199,024
Net Debt to last 12 months EBITDA	3.7:1	3.6:1	3.6:1		3.6:1

^ Jackson lumber sales volume included.

*Includes the impact of adopting Emerging Issues Task Force (EITF) 04-13, Accounting for Purchases and Sales of Inventory with the Same Counterparty, effective January 1, 2006, which required us to report our inventory buy/sell transactions with the same counterparty on a net basis.  In accordance with the provisions of EITF 04-13, prior period financial information has not been reclassified to conform with the current period’s presentation.

**Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2005
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	55.0%	50.5%	50.3%	51.1%	51.6%
EWP Sales	15.3%	16.4%	16.6%	14.9%	15.9%
General Line Sales	29.7%	33.1%	33.1%	34.0%	32.5%
Total Sales (millions)	$696	$796	$843	$717	$3,052
Depreciation & Amortization (000)	$2,004	$2,301	$2,380	$2,381	$9,066
Capital Spending (000)	$1,765	$5,185	$3,074	$1,652	$11,676

Wood Products
LVL Sales Volume (CCF)	31,526	32,728	32,213	26,802	123,269
I-joist Sales Volume (MELF)	57,129	63,758	67,678	54,325	242,890
Plywood Sales Volume (MSF 3/8")	405,992	422,623	427,888	401,792	1,658,295
Segment Plywood Sales Volume (MSF 3/8")	327,273	325,663	348,887	326,626	1,328,449
Veneer Sales Volume (MSF 3/8")	227,522	205,673	195,259	185,605	814,059
Segment Veneer Net Sales Volume (MSF 3/8")	60,597	49,548	15,230	20,348	145,723
Lumber Sales Volume (MBF) ^	86,531	86,076	80,018	74,192	326,817
Particleboard Sales Volume (MSF 3/4")	39,062	43,955	43,324	38,280	164,621
LVL Mill Net Sales Price ($/CCF)	$1,860	$2,009	$1,972	$1,917	$1,941
I-joist Mill Net Sales Price ($/MELF)	$1,052	$1,112	$1,114	$1,098	$1,095
Plywood Net Sales Price ($/MSF 3/8")	$307	$306	$311	$315	$310
Segment Plywood Net Sales Price ($/MSF 3/8")	$290	$285	$294	$301	$293
Lumber Net Sales Price ($/MBF)	$519	$493	$468	$482	$491
Particleboard Mill Net Sales Price ($/MSF 3/4")	$270	$267	$254	$263	$263
Depreciation & Amortization (000)	$5,252	$5,350	$6,249	$6,190	$23,041
Capital Spending (000)	$12,282	$9,110	$11,831	$16,904	$50,127

Paper
Commodity UFS Volume (short tons)	274,426	264,443	269,634	271,317	1,079,820
Specialty & Premium UFS Volume (short tons)	101,964	108,749	110,625	114,641	435,979
Market Pulp Volume (short tons)	30,120	27,299	44,576	39,887	141,882
Medium Volume (short tons)	30,811	33,075	32,198	32,184	128,268
Commodity UFS Mill Net Sales Price ($/short ton)	$708	$716	$684	$679	$697
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$871	$863	$850	$837	$855
Market Pulp Mill Net Sales Price ($/short ton)	$419	$408	$384	$385	$396
Medium Mill Net Sales Price ($/short ton)	$364	$342	$313	$302	$330
Depreciation & Amortization (000)	$13,032	$13,305	$13,847	$13,848	$54,032
Capital Spending (000)	$12,719	$20,276	$24,077	$23,209	$80,281

Packaging & Newsprint
Linerboard Sales Volume (short tons)	129,405	134,500	126,067	140,357	530,329
Segment Linerboard Sales Volume (short tons)	113,863	113,923	103,766	120,257	451,809
Segment Linerboard Sales Volume excluding Board Trade (short tons)	77,532	76,250	72,150	88,028	313,960
Corrugated Containers and Sheets Sales Volume (mmsf)	1,142	1,147	1,226	1,255	4,770
Newsprint Sales Volume (short tons)	96,957	105,149	99,847	105,662	407,615
Linerboard Mill Net Sales Price ($/short ton)	$351	$337	$301	$287	$319
Segment Linerboard Mill Net Sales Price ($/short ton)	$384	$370	$326	$315	$349
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$342	$321	$277	$275	$303
Corrugated Containers and Sheets Net Sales Price ($/msf)	$50	$51	$51	$48	$50
Newsprint Mill Net Sales Price ($/short ton)	$456	$483	$505	$520	$491
Depreciation & Amortization (000)	$9,209	$9,241	$9,230	$9,498	$37,178
Capital Spending (000)	$4,462	$4,143	$3,701	$7,176	$19,482

Total Company
EBITDA (000)*	$111,544	$108,831	$113,466	$67,330	$401,171
Net Debt (000)*	$1,425,926	$1,358,702	$1,310,688	$1,277,629	$1,277,629
Net Debt to Last 12 Months EBITDA	3.0:1	3.2:1	3.3:1	3.2:1	3.2:1

^ Jackson lumber sales volume included.

*Reconciliation of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2004
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	61.9%	60.4%	58.0%	54.8%	58.8%
EWP Sales	11.4%	12.5%	14.2%	15.3%	13.4%
General Line Sales	26.7%	27.1%	27.8%	29.9%	27.8%
Total Sales (millions)	$619	$794	$805	$626	$2,844
Depreciation & Amortization (000)	$1,859	$1,832	$1,851	$2,009	$7,551
Capital Spending (000)	$2,168	$3,273	$3,517	$1,905	$10,863

Wood Products
LVL Sales Volume (CCF)	27,028	31,362	32,902	27,975	119,267
I-joist Sales Volume (MELF)	49,975	61,692	63,152	47,823	222,642
Plywood Sales Volume (MSF 3/8")	463,852	440,266	417,329	436,267	1,757,714
Segment Plywood Sales Volume (MSF 3/8")	398,565	369,610	338,854	363,689	1,470,718
Veneer Sales Volume (MSF 3/8")	205,129	203,417	202,552	193,777	804,875
Segment Veneer Net Sales Volume (MSF 3/8")	66,570	58,589	55,532	43,904	224,595
Lumber Sales Volume (MBF) ^	90,174	87,548	96,161	88,658	362,541
Particleboard Sales Volume (MSF 3/4")	39,596	47,331	37,829	31,161	155,917
LVL Mill Net Sales Price ($/CCF)	$1,536	$1,618	$1,706	$1,829	$1,673
I-joist Mill Net Sales Price ($/MELF)	$907	$973	$1,029	$1,027	$986
Plywood Net Sales Price ($/MSF 3/8")	$326	$364	$331	$286	$325
Segment Plywood Net Sales Price ($/MSF 3/8")	$323	$367	$328	$271	$322
Lumber Net Sales Price ($/MBF)	$518	$566	$575	$521	$546
Particleboard Mill Net Sales Price ($/MSF 3/4")	$273	$320	$320	$298	$304
Depreciation & Amortization (000)	$6,701	$7,336	$7,109	$5,676	$26,822
Capital Spending (000)	$9,606	$14,292	$12,960	$12,110	$48,968

Paper
Commodity UFS Volume (short tons)	281,089	260,866	267,235	260,246	1,069,436
Specialty & Premium UFS Volume (short tons)	104,487	113,491	107,006	100,677	425,661
Market Pulp Volume (short tons)	37,764	40,713	43,460	42,813	164,750
Medium Volume (short tons)	32,082	33,175	34,229	33,700	133,186
Commodity UFS Mill Net Sales Price ($/short ton)	$635	$655	$693	$728	$677
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$828	$838	$874	$864	$851
Market Pulp Mill Net Sales Price ($/short ton)	$370	$417	$419	$387	$399
Medium Mill Net Sales Price ($/short ton)	$336	$371	$433	$451	$399
Depreciation & Amortization (000)	$35,507	$35,805	$36,485	$19,034	$126,831
Capital Spending (000)	$10,758	$17,573	$17,416	$26,906	$72,653

Packaging & Newsprint
Linerboard Sales Volume (short tons)	105,288	139,811	139,011	136,567	520,677
Segment Linerboard Sales Volume (short tons)	99,939	123,761	119,775	119,644	463,119
Segment Linerboard Sales Volume excluding Board Trade (short tons)	64,252	84,005	86,072	80,087	314,416
Corrugated Containers and Sheets Sales Volume (mmsf)	1,146	1,081	1,244	1,192	4,663
Newsprint Sales Volume (short tons)	104,017	104,632	102,335	118,847	429,831
Linerboard Mill Net Sales Price ($/short ton)	$312	$348	$392	$404	$367
Segment Linerboard Mill Net Sales Price ($/short ton)	$313	$342	$385	$396	$361
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$275	$306	$353	$357	$326
Corrugated Containers and Sheets Net Sales Price ($/msf)	$45	$46	$50	$49	$48
Newsprint Mill Net Sales Price ($/short ton)	$430	$432	$431	$450	$436
Depreciation & Amortization (000)	$10,327	$10,526	$10,630	$9,184	$40,667
Capital Spending (000)	$16,144	$5,144	$4,118	$4,485	$29,891

Total Company
EBITDA (000)*	$81,565	$157,508	$140,365	$68,007	$447,445

^ Jackson lumber sales volume included.

*Reconciliation of net income (a GAAP measure) to EBITDA is provided as an appendix.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2003
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	55.0%	54.3%	58.8%	61.9%	57.8%
EWP Sales	12.9%	14.1%	13.7%	12.6%	13.3%
General Line Sales	32.1%	31.6%	27.5%	25.5%	28.9%
Total Sales (millions)	$391	$505	$603	$549	$2,048
Depreciation & Amortization (000)	$1,755	$1,749	$1,745	$1,859	$7,108
Capital Spending (000)	$2,396	$2,660	$4,162	$4,402	$13,620

Wood Products
LVL Sales Volume (CCF)	20,685	25,063	28,431	24,115	98,294
I-joist Sales Volume (MELF)	40,534	53,271	60,275	45,869	199,949
Plywood Sales Volume (MSF 3/8”)	466,537	476,896	499,323	447,724	1,890,480
Segment Plywood Sales Volume (MSF 3/8”)	411,445	417,754	431,737	393,794	1,654,730
Veneer Sales Volume (MSF 3/8”)	201,655	209,723	205,785	191,722	808,885
Segment Veneer Net Sales Volume (MSF 3/8”)	54,746	59,344	56,635	41,963	212,688
Lumber Sales Volume (MBF) ^	93,524	93,113	90,522	86,895	364,054
Particleboard Sales Volume (MSF 3/4”)	41,192	38,609	36,524	36,296	152,621
LVL Mill Net Sales Price ($/CCF)	$1,453	$1,447	$1,440	$1,516	$1,463
I-joist Mill Net Sales Price ($/MELF)	$867	$861	$865	$905	$874
Plywood Net Sales Price ($/MSF 3/8”)	$220	$228	$291	$334	$267
Segment Plywood Net Sales Price ($/MSF 3/8”)	$201	$209	$281	$331	$255
Lumber Net Sales Price ($/MBF)	$412	$400	$446	$468	$431
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$219	$230	$243	$254	$236
Depreciation & Amortization (000)	$8,345	$8,592	$8,704	$8,540	$34,181
Capital Spending (000)	$5,495	$9,358	$7,780	$11,124	$33,757

Paper
Commodity UFS Volume (short tons)	256,513	256,106	261,223	248,059	1,021,901
Specialty & Premium UFS Volume (short tons)	96,094	94,719	92,538	90,869	374,220
Market Pulp Volume (short tons)	32,966	30,959	47,193	35,423	146,541
Medium Volume (short tons)	29,918	30,314	33,891	32,151	126,274
Commodity UFS Mill Net Sales Price ($/short ton)	$702	$689	$662	$637	$673
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$866	$857	$856	$835	$854
Market Pulp Mill Net Sales Price ($/short ton)	$338	$376	$351	$358	$355
Medium Mill Net Sales Price ($/short ton)	$374	$361	$357	$348	$360
Depreciation & Amortization (000)	$33,899	$32,499	$35,091	$34,807	$136,296
Capital Spending (000)	$21,489	$31,928	$10,342	$20,858	$84,617

Packaging & Newsprint
Linerboard Sales Volume (short tons)	128,331	123,491	136,384	135,274	523,480
Segment Linerboard Sales Volume (short tons)	118,362	100,878	111,564	120,423	451,228
Segment Linerboard Sales Volume excluding Board Trade (short tons)	79,250	63,062	72,675	81,343	296,330
Corrugated Containers and Sheets Sales Volume (mmsf)	1,122	1,151	1,204	1,114	4,591
Newsprint Sales Volume (short tons)	105,942	89,335	100,363	120,186	415,826
Linerboard Mill Net Sales Price ($/short ton)	$333	$344	$338	$312	$331
Segment Linerboard Mill Net Sales Price ($/short ton)	$326	$329	$326	$305	$321
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$290	$292	$282	$265	$281
Corrugated Containers and Sheets Net Sales Price ($/msf)	$46	$46	$47	$45	$46
Newsprint Mill Net Sales Price ($/short ton)	$374	$399	$412	$405	$397
Depreciation & Amortization (000)	$9,872	$9,325	$10,614	$10,558	$40,369
Capital Spending (000)	$5,987	$10,992	$8,848	$10,441	$36,268

^ Jackson lumber sales volume included.

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

EBITDA represents income before interest (interest expense, interest income, and change in fair value of interest rate swaps), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income to EBITDA for the three months ended March 31, 2006, June 30, 2006, and September 30, 2006, and for the nine months ended September 30, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Net income	$59	$33,431	$34,938		$68,428
Interest expense	30,176	28,610	28,400		87,186
Interest income	(604)	(934)	(909)		(2,447)
Income tax provision	1,218	305	616		2,139
Depreciation, amortization, and depletion	36,657	38,459	39,274		114,390
EBITDA	$67,506	$99,871	$102,319		$269,696

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005, and for the year ended December 31, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$64,739	$(14,469)	$28,474	$42,623	$121,367
Change in fair value of interest rate swaps	(15,200)	5,314	—	—	(9,886)
Interest expense	32,079	74,365	31,055	28,845	166,344
Interest income	(1,350)	(434)	(367)	(1,240)	(3,391)
Income tax provision (benefit)	639	12,343	21,260	(36,331)	(2,089)
Depreciation, amortization, and depletion	30,637	31,712	33,044	33,433	128,826
EBITDA	$111,544	$108,831	$113,466	$67,330	$401,171

The following table reconciles net income to EBITDA for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, and for the year ended December 31, 2004:

	2004
	Q1	Q2	Q3	Q4	YTD

Net income	$2,107	$46,493	$35,175	$10,393	$94,168
Interest expense	20,604	22,845	21,281	29,576	94,306
Interest income	(157)	(168)	(199)	(2,038)	(2,562)
Income tax provision (benefit)	1,275	29,426	24,701	(7,722)	47,680
Depreciation, amortization, and depletion	57,736	58,912	59,407	37,798	213,853
EBITDA	$81,565	$157,508	$140,365	$68,007	$447,445

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents.  It excludes a note payable to a related party.  The following table reconciles total debt to net debt at March 31, 2006, June 30, 2006, and at September 30, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Long-term debt	$1,458,200	$1,345,000	$1,258,900		$1,258,900
Note payable to related party, net	276,134	278,637	279,916		279,916
Total debt	1,734,334	1,623,637	1,538,816		1,538,816
Less note payable to related party, net	(276,134)	(278,637)	(279,916)		(279,916)
Less cash and cash equivalents	(138,346)	(79,919)	(59,876)		(59,876)
Net debt	$1,319,854	$1,265,081	$1,199,024		$1,199,024

The following table reconciles total debt to net debt at March 31, 2005, June 30, 2005, September 30, 2005, and at December 31, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Current portion long-term debt	$—	$8,400	$8,400	$—	$—
Long-term debt, less current portion	1,568,000	1,479,500	1,477,400	1,365,800	1,365,800
Note payable to related party, net	256,123	261,286	266,405	270,854	270,854
Total debt	1,824,123	1,749,186	1,752,205	1,636,654	1,636,654
Less note payable to related party, net	(256,123)	(261,286)	(266,405)	(270,854)	(270,854)
Less cash and cash equivalents	(142,074)	(129,198)	(175,112)	(88,171)	(88,171)
Net debt	$1,425,926	$1,358,702	$1,310,688	$1,277,629	$1,277,629